Member Audio/Web Conference February 23, 2016 Exhibit 99.1

Statements contained in these slides, including statements describing the objectives, projections, estimates, or predictions of the future of the Bank, may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Federal Home Loan Bank of Pittsburgh (the Bank) cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to, real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments; political, legislative, regulatory, litigation, or judicial events or actions; changes in assumptions used in the quarterly Other-Than-Temporary Impairment (OTTI) process; risks related to mortgage-backed securities; changes in the assumptions used in the allowance for credit losses; changes in the Bank’s capital structure; changes in the Bank’s capital requirements; membership changes; changes in the demand by Bank members for Bank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for Bank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the FHLBank System’s debt rating or the Bank’s rating; the ability of the Bank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which the Bank has joint and several liability; applicable Bank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; the Bank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology risks; and timing and volume of market activity. We do not undertake to update any forward-looking information. Some of the data set forth herein is unaudited. Cautionary Statement Regarding Forward-Looking Information

Financial Highlights – Statement of Income (in millions)

Quarterly Net Income (in millions)

Financial Highlights – Selected Balance Sheet (in millions) (in millions)

Capital Requirements

Membership Update Kris Williams

2015 Highlights Record financial performance demonstrates relevance of FHLBank products Highest quarter-end advances ever, all member segments up year-over-year Introduced two new advance products and MPF jumbo product Largest AHP funding round ever Implemented differentiated dividend; attractive to users of the co-op

It’s Your Co-op You are both shareholder and customer Your activity affects the vibrancy of the Bank Reward as shareholder: attractive, reliable dividend, especially on activity stock Reward as customer: products that enhance your business and community

Shareholder Return on Investment Customer Product & Service Usage Value of Membership Membership Value Proposition Vibrant Bank Stock Value Financial Return Strong Capitalization Reliable Access to Liquidity Products and Services That Help Your Business and Communities Thrive Outstanding Customer Service

Vibrant Bank FHLBank vibrancy is driven by member activity with the Bank Advances have seen significant growth in the last five years Other key products such as the Mortgage Partnership Finance® (MPF ®) Program and letters of credit have also progressed positively "Mortgage Partnership Finance” and "MPF" are registered trademarks of the Federal Home Loan Bank of Chicago

Stock Value PAR FHLBank stock always trades at par – therefore, our goal is to maintain a market value above par at all times The 2015 decline in the market value is due primarily to advance growth When market value is above par and a new advance is executed, the purchase of capital stock at par reduces the total market value of the FHLBank

Financial Return Return on equity improved significantly over the past five years 2015 results are generated from core member activity, whereas 2014 benefited from litigation gains A reliable dividend is important to membership value We will continue to pay a differentiated dividend payment based on activity versus membership Membership Activity

Strong Capitalization Total capital consists primarily of your capital stock and retained earnings The Bank exceeds all regulatory capital requirements Retained earnings have grown substantially over the past five years The Bank has exceeded its internally developed retained earnings target since 2012 Additional accumulation of retained earnings is expected; we view retained earnings as risk-absorbing capital

Access to Liquidity Attractive advance pricing depends on the FHLBank’s ability to raise attractively priced funding in the capital markets When compared to Treasuries, FHLBank funding levels are very attractive The attractiveness is evident in the term part of the curve at two years and out - an excellent time to term out advances FHLBank floating-rate funding is currently not pricing as well relative to LIBOR due to recent market changes in swap spreads

Products and Services Maximum Membership Value Advances and Correspondent Services Mortgage Partnership Finance ® (MPF ® ) Program Participation Letters of Credit Community Investment Product Offerings

A variety of advance products are offered to fit our members’ needs Advance Products Existing Products Fixed- and adjustable-rate “bullet” advances with terms ranging from overnight to 30 years Fixed- and adjustable-rate advances with a monthly, quarterly, annual or one-time return option without a prepayment fee. Terms range from two months to 30 years Fixed-rate amortizing advances, paid monthly. Terms range from one to 30 years Forward starting fixed- or adjustable-rate “bullet” advances Adjustable-rate advance with embedded cap and floor options available

Members can use LCs to improve the credit rating of certain transactions Letters of Credit (LCs) LCs for Public Deposits Public deposits may be secured by FHLBank LCs in 46 states as well as Washington, DC Types of public deposits supported include principal-only, and principal plus fixed- or variable-rate interest Offers benefits to members such as diversifying product mix, providing access to deposits that require collateral, and improving loan-to-deposit ratios Allows members to retain securities for liquidity and other purposes Other Types of LCs Confirming LCs Confirm or support an LC issued by a member bank Direct Pay LCs Used in transactions where the beneficiary requires the LC to be issued by a highly rated issuer with the LC as the source of payment

Competitive alternative to selling mortgages to secondary market agencies The program provides a profitable alternative to funding mortgages Program alternatives based on credit risk tolerance, capital flexibility, remittance type and the dollar amount of production Servicing can be retained or sold Products include: Conforming, fixed-rate loans FHA, VA and USDA loans Jumbo loans Mortgage Partnership Finance Program The "MPF" logo is a registered trademark of the Federal Home Loan Bank of Chicago A variety of mortgage products are offered to fit our members’ needs

Community Investment Product Offerings Affordable Housing Program (AHP) Provides affordable housing to low-income individuals and families in competitive funding rounds Banking On Business (BOB) Recoverable assistance program to help eligible small businesses with start-up and expansion costs Community Lending Program (CLP) Low-cost loans for qualified projects that create housing, improve business districts and strengthen neighborhoods First Front Door (FFD) Provides assistance to first-time homebuyers for down payment and closing costs Members can access their “community dividend” to help revitalize local communities

Outstanding Customer Service

Member Audio/Web Conference February 23, 2016